UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Market Place Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 468-3500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Constellation Energy Partners LLC (the “Company”) previously announced in its Form 8-K filed on March 9, 2007, that it had entered into a Class E Unit and Common Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain unaffiliated third-party investors (the “Purchasers”) to sell 90,376 Class E Units representing limited liability company interests (the “Class E Units”) and 2,207,684 common units representing Class B limited liability company interests (the “New Common Units”) in a private placement (the “Private Placement”) for an aggregate purchase price of approximately $60 million. The Company issued and sold 90,376 Class E Units and 2,207,684 New Common Units to the Purchasers pursuant to the Unit Purchase Agreement on April 23, 2007. The Company used the proceeds from the Private Placement, together with funds available under the Company’s revolving credit facility, to fund the purchase price of certain assets from EnergyQuest Resources, L.P. The description of the Unit Purchase Agreement and the terms of the Class E Units and New Common Units contained in the Company’s 8-K filed on March 9, 2007 are incorporated herein by reference. Furthermore, a copy of the Unit Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Unit Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers dated April 23, 2007. A copy of the Registration Rights Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a registration statement within 75 days of the closing of the Private Placement (the “Closing Date”), and use its commercially reasonable efforts to cause the registration statement to become effective no later than 120 days following the Closing Date. In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

If the registration statement is not declared effective within 150 days after the Closing Date, then the Company must pay each Purchaser, as liquidated damages, .25% of the sum of the product of $25.84 times the number of Class E Units purchased by such Purchaser plus the product of $26.12 times the number of New Common Units purchased by such Purchaser (the “Liquidated Damages Multiplier”) per 30-day period for the first 90 days following the 150th day after the Closing Date, increasing by an additional .25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period. There is no limitation on the aggregate amount of the liquidated damages the Company must pay each Purchaser.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Company previously announced in its Form 8-K filed on March 9, 2007, that it had entered into two definitive acquisition agreements (the “Acquisition Agreements”) with EnergyQuest Resources, LP and certain of its affiliates to acquire certain oil and gas properties and related assets located in Kansas and Oklahoma for an aggregate purchase price of $115 million, subject to purchase price adjustments (the “EnergyQuest Acquisition”). On April 18, 2007, the Company assigned all of its right, title and interest in and to the Acquisition Agreements to a wholly-owned subsidiary. On April 23, 2007, the wholly-owned subsidiary closed the EnergyQuest Acquisition. The description of the EnergyQuest Acquisition and terms of the definitive Acquisition Agreements contained in the Company’s 8-K filed on March 9, 2007 are incorporated herein by reference. Copies of the definitive Acquisition Agreements are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2007, the Company amended its Second Amended and Restated Operating Agreement to provide for the issuance of the Class E Units, a new class of equity securities. The Class E Units are subordinated to the Common Units (i) with respect to the payment of the initial quarterly distribution (including arrearages with respect to minimum quarterly distributions from prior periods), and (ii) in the event of the dissolution or liquidation of the Company. The Class E Units have no voting rights other than with respect to any matters that adversely affect the rights or preferences of the Class E Units or as required by law.

Upon obtaining approval of the holders of at least a majority of the Common Units (not including the New Common Units), the Class E Units will convert into common units on a one-for-one basis. The Company has undertaken to obtain this approval by July 22, 2007. Additionally, Constellation Energy Partners Holdings, LLC, the owner of a majority of the outstanding Common Units, has agreed to vote its Common Units in favor of the conversion. If the Company has not obtained the requisite approval of the conversion of the Class E Units by July 22, 2007, the Class E Units will be entitled to receive 115% of the initial quarterly distribution payable on each Common Unit, subject to the subordination provisions described above. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 23, 2007, the Company issued a press release announcing the closing of the EnergyQuest Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act and the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The financial statements required in connection with the EnergyQuest Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information.

The financial statements required in connection with the EnergyQuest Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
*2.1	Purchase and Sale Agreement dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC and Constellation Energy Partners LLC.

*2.2	Purchase and Sale Agreement dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC, Kansas Production EQR, LLC, Kansas Processing EQR, LLC and Constellation Energy Partners LLC.

3.1	Amendment No. 1 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC.

*10.1	Class E Unit and Common Unit Purchase Agreement, dated March 8, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

10.2	Registration Rights Agreement, dated April 23, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

99.1	Press Release of Constellation Energy Partners LLC dated April 23, 2007.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: April 23, 2007	By:	/s/ Angela A. Minas
Angela A. Minas
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
*2.1	Purchase and Sale Agreement dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC and Constellation Energy Partners LLC.

*2.2	Purchase and Sale Agreement dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC, Kansas Production EQR, LLC, Kansas Processing EQR, LLC and Constellation Energy Partners LLC.

3.1	Amendment No. 1 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC.

*10.1	Class E Unit and Common Unit Purchase Agreement, dated March 8, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

10.2	Registration Rights Agreement, dated April 23, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

99.1	Press Release of Constellation Energy Partners LLC dated April 23, 2007.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.